INCOME TAXES (Details) - JPY (¥) ¥ in Thousands	12 Months Ended
	Jun. 30, 2024	Jun. 30, 2023	Jun. 30, 2022
INCOME TAXES
Statutory tax rate	30.60%	30.60%	30.60%
Current	¥ 276,876	¥ 314,084	¥ 294,423
Deferred income taxes, net	50,993	3,334	(7,504)
Total	¥ 327,869	¥ 317,418	¥ 286,919